Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
Financial Services	Fax +44 (0) 113 231 3200
1 Sovereign Square	john.midgley@kpmg.co.uk
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Leeds LS1 4DA
United Kingdom

Private & confidential
The Directors	Your ref	Project Sage
Sage AR Funding No.1 PLC
5 Churchill Place	our ref	JM/AP/CC1474
10th Floor
London E14 5HU	Contact	John Midgley
0113 231 3916
Sage Rented Limited
5th Floor, Orion House
5 Upper St Martin's Lane
London WC2H 9EA

Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

22 October 2020

Dear All

Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan

In accordance with engagement terms which have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the commercial mortgage loan, supported by a portfolio of lease receivables and this letter reports on our performance of those agreed upon procedures (the "Data AUP Letter"). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to the directors of Sage AR Funding No.1 PLC (the "Issuer"), Sage Rented Limited (the "Loan Seller") and Deutsche Bank AG, London Branch (the "Arranger") and collectively all addressees of this Data AUP Letter are referred to as "you".

We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

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KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation ("NRSRO"). In accordance with the agreed engagement terms, we have performed the procedures identified below.

1	Procedures performed in respect of the lease receivables portfolio

A data file containing a list of the portfolio of 1,715 lease receivables, entitled "AR - Perm Debt Sample Data Tape with Valns Sept 2020 v (3).xlsx" was made available to us by the Arranger on 14 July 2020. A sample of 265 occupied lease receivables were drawn at random from this list (the "Sample").

The following detail files containing details of the Sample were made available to us between 20 August 2020 and 22 October 2020 (together, the "Extraction File").

■	"20200819 AR Data Tape.xlsx"

■	"090420 AR finalised.xlsx"

■	"091620 AR finalised.xlsx"

■	"092120 AR finalised - fixed for addresses.xlsx"

■	"280920 - Sage AR - Sent.xlsx"

Our work was based on this Extraction File. The Extraction File contained information on 265 lease receivables as shown by the records of the Arranger as at 14 July 2020 (the "Cut-off Date").

Limited procedures as set out in the work programme (the "Work Programme") attached as Appendix C in connection with the Sample were carried out.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Loan Seller, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Loan Seller, (ii) the physical existence of the lease receivables, (iii) the reliability or accuracy of the documents provided to us by the Loan Seller which were used in our procedures, (iv) the adequacy of the disclosures in the Extraction File, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the lease documentation.

KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the lease agreements to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of the originator of the lease receivables with applicable laws and regulations, or (iv) any other factor or characteristic of the lease receivables that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

1	Findings

The findings from the agreed upon procedures are set out in Appendix A.

The following statistical interpretation can be applied to the findings set out in Appendix A: on the basis of the number of errors identified in the Sample (as reported on the 'Errors' lines of Appendix A) it can be calculated that there is a 95% level of confidence that not more than X% of the population contains errors relating to the specified test, where X is the relevant percentage reported on the 'Statistics' line of Appendix A.

Details of the errors, missing documentation and missing data found as a result of the agreed upon procedures, and listed in Appendix A, are set out in Appendix B.

2	General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities ("Form ABS Due Diligence-15E"), using the form made available by the US Securities and Exchange Commission ("SEC"), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the "SEC Release"), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 ("Form ABS 15G"), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system.

The Issuer, sponsor or underwriter of an asset-backed securitisation is required to maintain a website (the "Rule 1g-5 website") pursuant to paragraph (a)(3) of Rule 1g- 5 of the US Code of Federal Regulations (17 CFR 240.1g-5). The SEC Release requires any NRSRO producing a credit rating to which "third party due diligence services" relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 1g-5 website. The agreed upon procedures performed by KPMG on which this Data AUP Letter reports amount to "third party due diligence services" as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 1g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 1g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party's own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

Yours faithfully

KPMG LLP

KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

Appendix A: Results

2020-01 Sage	Property Type - Valuation	Number of Bedrooms - Valuation	Tenure - Freehold or Leasehold - Original Purchase contract	Valuation Amount - Valuation	Anual Rental Amount - Tenancy Agreement	Anual Expenses Amount - Valuation	Indexation Increase - Tenancy Agreement	MVSST (Market Value - Swiss Solvency Test) - Valution	Occupancy Status - Tenancy Agreement	EUVSH (Existing Use Value - Social Housing) - Valuation	Completion Date - IT System	Property Address - Tenancy Agreement
Sample Size : 265
Cut off date : 14-Jul-20
Date of AUP : w/c 03-Aug-20
Test Number	1	2	4	5	6	7	8	9	10	11	12	14

Number of Files	265	265	265	265	265	265	265	265	265	265	265	265
No Data	0	0	0	0	3	0	0	0	0	0	0	2

Number of Files	265	265	265	265	265	265	265	265	265	265	265	265
- Errors	0	0	0	0	0	0	0	0	0	0	0	0
- Missing	0	0	0	0	0	0	0	0	0	0	0	0
Total	0	0	0	0	3	0	0	0	0	0	0	2
Statistics	1.00%	1.00%	1.00%	1.00%	2.73%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	2.18%

Nuber of Missing Documentation	0	0	0	0	0	0	0	0	0	0	0	0
Number of Files excl. Missing	265	265	265	265	265	265	265	265	265	265	265	265
Errors	0	0	0	0	3	0	0	0	0	0	0	2
Statistics at 95/1 confidence	1.00%	1.00%	1.00%	1.00%	2.73%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	2.18%

KPMG Ref
34	-	-	-	-	-	-	-	-	-	-		E
48	-	-	-	-	E	-	-	-	-	-	-	-
85	-	-	-	-	E	-	-	-	-	-	-	-
119	-	-	-	-	E	-	-	-	-	-	-	-
211	-	-	-	-	-	-	-	-	-	-	-	E

Files
No Error	260
Error (E)	5
Total	265

KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

Appendix B: Details Of Results

KPMG Ref.	Test Nbr.	Loan ID	Information	Data Source	Extraction File	Result	Source
48	Test 6	0022002	Annual Rental Amount	Tenancy Aqreement	6,404.88	E	6,299.55
85	Test 6	0035018	Annual Rental Amount	Tenancy Aqreement	8,482.14	E	8,997.28
119	Test 6	0046001	Annual Rental Amount	Tenancy Agreement	5,663.97	E	5,462.71
34	Test 14	0017003	Property Address	Tenancy Agreement	18 Northburqh Avenue, Staffordshire, ST16 3UD	E	18 Northburgh Avenue, Staffordshire, ST18 0GW
211	Test 14	0017001	Propertv Address	Tenancy Aqreement	16 Northburqh Avenue, Staffordshire, ST16 3UD	E	16 Northburqh Avenue, Staffordshire, ST18 0GW

KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

Appendix C: Work Programme

This scope sets out the following agreed procedures for various data attributes relating to a sample of commercial leases drawn from the portfolio as set out below.

The agreed upon procedures do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, we express no assurance. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities that may exist outside the scope of the Services. Had we been engaged to perform and did perform additional procedures, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You were responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures are to be performed; and we have not undertaken any verification or evaluation of such methodologies, assumptions, documents and information.

We were responsible for performing the procedures set out below and reporting our findings.

We have provided you with a copy of our draft report and we discussed any queries and missing documentation with you.

Sampling approach

Sampling is a process of examining less than the total number of items in a population in order to reach a conclusion about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. In this engagement you have asked us to assume that the estimated error rate in the underlying population is zero and to express the results of our work at a level of 95% confidence and with 1% precision if no errors are discovered. You have requested that we calculate the sample size necessary to provide 95% confidence with 1% precision on the basis that error rates in the data attributes are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

Findings

Where an individual lease fails a procedure in relation to a data attribute, this is classified as one error.

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions contained in the loan file are assumed to supersede the original documentation.

In comparing data attributes between the Extraction File and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels set out below will apply.

Procedures

No.	Information	Data Source	Procedure	Tolerance/ Definition of error
1	Property Type	Valuation	Check that the property type as per the Extraction File aqrees to the source	None
2	Number of Bedrooms	Valuation	Check that the number of bedrooms as per the Extraction File agrees to the source	None
3	Tenure - Affordable Rent or Social Rent	Valuation	Removed from scope
4	Tenure - Freehold or Leasehold	Original Purchase Contract	Check that the tenure as per the Extraction File agrees to the source	None
5	Market Value - Vacant Possession	Valuation	Check that the valuation amount as per the Extraction File aqrees to the source	None
6	Annual Rental Amount	Tenancy Agreement	Check that the annual rental amount as per the Extraction File agrees to the source	+/- £1
7	Annual Expenses Amount	Sage AR- Costs by Units.xlsx	Check that the annual expenses amount as per the Extraction File agrees to the source	None
8	Indexation Increase	Tenancy Agreement	Check that the indexation increase as per the Extraction File agrees to the source	None
9	MVSST (Market Value - Swiss Solvency Test)	Valuation	Check that the MVSST as per the Extraction File aqrees to the source	None

KPMGLLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
22 October 2020

10	Occupancy Status	Tenancy Agreement	Check that the occupancy status as per the Extraction File aqrees to the source	None
11	EUVSH (Existing Use Value - Social Housing)	Valuation	Check that the EUVSH as per the Extraction File agrees to the source	None
12	Completion Date	System	Check that the completion date as per the Extraction File aqrees to the source	None
13	Property Address	Valuation	Removed from scope
14	Property Address	Tenancy Agreement	Check that the property address as per the Extraction File agrees to the source	Substantial Agreement